                                                                     EXHIBIT 4.1


         NUMBER                                               SHARES

HC

                                    [HC LOGO]


                         THE HAIN CELESTIAL GROUP, INC.


                                                                    COMMON STOCK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 405217 10 0


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that





is the owner of


FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK


THE HAIN CELESTIAL GROUP, INC. (hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by his duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/  GARY M. JACOBS                        SEAL    /s/  IRWIN D. SIMON
------------------------                           ------------------------
Gary M. Jacobs                                     Irwin D. Simon
Sr. Vice President-Finance,                        Chairman of the Board,
Treasurer and Secretary                            President and Chief
                                                   Executive Officer

Countersigned and Registered:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                            Transfer Agent
                            and Registrar

By                         Authorized Officer
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                         THE HAIN CELESTIAL GROUP, INC.

         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common         UNIF GIFT MIN ACT - ____ Custodian______
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
                                                  under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of          Act  ________________
          survivorship and not as tenants                  (State)
          in common

         Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, __________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-/ / / / / / / / / / / / / / / / / / /-

-/ / / / / / / / / / / / / / / / / / /-
                                       -----------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

------------------------------------------------------------------------  SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


----------------------------------------------------------------------- ATTORNEY

TO TRANSFER THE SAID STOCK OF THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_________________________


                             NOTICE:
                                    --------------------------------------------
                                    THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACT OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                    CHANGE WHATEVER.

           SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE MEDALLION PROGRAM,
                                    PURSUANT TO SEC. RULE 17Ad-5.